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                                                                   Exhibit 10.10

THE LEASE is made the 2nd day of August Two thousand.

BETWEEN

(A) The Company detailed as the Landlord in Part I of the First Schedule hereto (hereinafter called "the Landlord" which expression shall where the context permits includes its successors and assigns) of the one part; and

(B)     The person or Company (as the case may be) detailed as the Tenant in
        Part I of the First Schedule hereto (hereinafter called "the Tenant" which expression shall where the context permits includes its personal representatives and successors) of the other part.

WHEREBY IT IS AGREED AS FOLLOWS:

1. The Landlord shall let and the Tenant shall take ALL THAT the premises ("the Premises") forming part of all that building ("the Building") which Premises and Building are more particularly described and set out in Part II of the First Schedule hereto together with all rights easements and appurtenances thereto belonging or usually held or engaged herewith and also with the right in common with the Landlord and all other persons having a like right to the use of the entrances, exits, staircases, landings, passages, corridors, escalators, lifts and areas of the Building intended for common use during business hours of the Tenant except in so far as the Landlord may from time to time restrict such use and together also with the use in common as aforesaid of the escalators and the lifts in the Building (if any and whenever the same shall be operating) for the term in Part III of the First Schedule hereto ("the Term") YIELDING AND PAYING therefore throughout such rent per calendar month and other charges as are from time to time payable in accordance with the provisions set out in Part I and
Part II of the Second Schedule hereto which sums shall be payable exclusive of rates and in advance clear of all deductions on the 1st day of each and every calendar month the first and the last of such payments to be apportioned according to the number of days in the month included in the Term unless otherwise determined by the Landlord. The first month's rental, Management and Air-conditioning Fees (hereinafter described) shall be paid on the signing of this Agreement.

2. The Tenant hereby covenants with the Landlord as follows:

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        (1)    To pay the rent hereby provided for on the days and in the manner aforesaid without any deduction.

        (2) To pay the management and air-conditioning fees from time to time payable calculated in accordance with Part II of the Second Schedule hereto.

        (3) To pay and discharge punctually all the charges for gas, water, telephone, electricity and other outgoings of an annual or recurring nature throughout the Term and to make all necessary deposits for the supply of electricity and other services to the Premises.

        (4) To pay and discharge punctually all government rent, rates, taxes, charges, impositions and outgoings now or at any time hereafter during the Term chargeable taxed or assessed upon the Premises or upon the owner or occupier thereof (Property Tax and expenses of a capital or non-recurring nature alone excluded). Without prejudice to the generality of this clause the Tenant shall pay all rates imposed on the Premises in the first place to the Landlord who shall settle the same with the Government of the Hong Kong Special Administrative Region and in the event of the Premises not yet having been assessed to rates the Tenant shall pay the Landlord a sum equal to the rates which would be charged by the Government of the Hong Kong Special Administrative Region on the basis of a rateable value equal to twelve months' rent payable by the Tenant on account of the Tenant's liability under this clause subject to adjustment on actual rating assessment being received from the Government. If for any reason whatsoever the rateable value of the Premises is increased to a figure in excess of the rateable value as at the date hereof or if the rates payable shall be increased then and in any such case the Tenant shall during the continuance of the term of this Agreement bear such increase in rates.

        (5)    (a)    To submit all fitting out plans to the Landlord for
                      approval (which approval shall not be unreasonably withheld or delayed) and not to commence any decoration work thereon until the written approval of the Landlord of such plans has been obtained. In particulars, the Tenant shall fit out the interior of the Premises in accordance with the Tenant's Fit-out Guide from time to time made, issued or amended by the Landlord or its agent or the management company of the Building ("the Manager") in a good and proper

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                      workmanlike fashion using good quality materials and in
                      all respects in a style appropriate to a first class commercial center.

               (b) The Tenant shall employ, at his own expenses, only the Landlord's nominated consultants or contractors or such contractors as previously approved by the Landlord (such approval not to be unreasonably withheld or delayed) for the purpose of design appraisal, carrying out, installing and maintaining all such works associated with all electrical and mechanical engineering works and arrangements including but not confined to sprinkler system, security system, plumbing and drainage system and the air-conditioning system and all their ducting and controls unit in respect of the Premises.

               (c) In carrying our any approved work hereunder, the Tenant shall and shall cause his servants agents contractors and workmen to cooperate fully with the Landlord and with other tenants or contractors carrying out any work in the Building. The Tenant shall obey and cause his servants agents contractors and workmen to obey and comply with all reasonable instructions and directions which may be given by the Landlord its servants agents or other authorized representatives in connection with the carrying out of such work.

        (6) To keep the interior of the Premises including all the flooring and interior plaster or other finishes or rendering to walls, floors, and ceilings to the Premises and the Landlord's fixtures and fittings therein (if any) including all doors, windows, sprinkler system, electrical and/or gas or other utility installations and wiring plant and ducting and internal decorations in good, clean, repair and condition (fair wear and tear excepted) throughout the Term and to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord as the expiration or sooner determination of the term in like condition. In particular, but without in any way limiting the foregoing:

               (a) To reimburse to the Landlord the reasonable cost of replacing all broken or damaged windows of the Premises whether the same be broken or damaged through the act default or negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

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               (b)    To repair or replace any electrical installation or wiring within the Premises if the same becomes dangerous or unsafe or if so reasonably required by the electricity power company or competent government authority to do so. The Tenant shall permit the Landlord or its agents to test the installations or wires in the Premises at any time upon request (except in the case of emergency) being made.

               (c) To use the toilets and all apparatus as are located within the Premises or elsewhere if used by the Tenant in a clean tidy, hygienic and tenantable manner and in proper repair and condition at all times during the Term to the satisfaction of the Landlord and for the purposes and manner that they are intended for.

               (d) To keep windows of the Premises and the Premises itself including all external windows lights at all times in a clean and sanitary state and condition.

               (e) To reimburse to the Landlord the reasonable cost of replacing any damaged, broken, defective or burned out electric light bulbs, tubes and globes in the Premises which may be provided by the Landlord.

               (f) To employ a cleaning contractor at its sole expense for cleaning the Premises as may be reasonably approved by the Landlord.

        (7) To keep in good order and condition all the drains and pipes in the Premises or elsewhere if used by the Tenant and to pay on demand to the Landlord or its agent the cost incurred by the Landlord in cleaning, clearing, repairing or replacing any of the drains piping or other plumbing chocked or blocked owing to the careless or improper use by the Tenant or its servants, agents, assistance, licensees, customers, workmen or visitors.

        (8)    (a)    To be responsible (at its own reasonable expense) for the
                      removal of garbage and refuse from the Premises to such location as shall be reasonably specified by the Landlord or its agents from time to time and to use only that type of refuse container as is reasonably specified by the Landlord or its agents from time to time.

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               (b)    In the event of the Landlord providing a collection
                      service for refuse and garbage of the Building the same shall be used by the Tenant to the exclusion of any other similarly service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant.

               (c) To render full co-operation to the cleaning contractors and the neighbouring tenants with a view to keeping the entire Premises at all times in a neat and tidy condition.

        (9) To be responsible for all electrical wiring to the light fittings and to the other electrical outlets installation in the Premises and the connection thereof to the Electricity Authority meters, and to make his own arrangements with The Hong Kong Telephone Company Limited with regard to the installation of the telephones in the Premises, but the installation of lines therefore outside the Premises must be in accordance with the Landlord's directions. All mechanical and electrical works must be carried out by the Tenant's contractor approved by the Landlord (such approval not to be unreasonably withheld or delayed) only at the Tenant's own reasonable expense.

        (10) To ensure at all times that all fire alarms, fire fighting equipment, roller shutters (if any) and other equipment for security purposes (if any) provided by the Landlord shall not be disrupted, interrupted, damaged or caused to be defective through the act, default or neglect of the Tenant, his servants, agents or licensees.

        (11) To take all reasonable precautions to protect the Premises or any part thereof against damage by rain wind storms or typhoons.

        (12) To ensure that his own security system within and at the entrance of the Premises is at all times compatible with and linked up to the security system for the Building provided and operated by the Landlord (if any).

        (13)   (a)    To permit the Landlord, its servants or agents on
                      reasonable notice and at reasonable times to enter and view the Premises, to carry out any necessary repairs to the Building or any part thereof Provided that in the event of any emergency the Landlord, its servants or agents may enter without notice and forcibly if need be and, during the last three months of

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                      the Term and with the consent of the Tenant (such consent
                      shall not be unreasonably withheld) and at a mutually convenient time, to show the Premises or any part thereof to prospective tenants or during the Term and with the consent of the Tenant (such consent shall not be unreasonably withheld) and at a mutually convenient time to show the Premises to prospective purchasers and the Landlord shall be at liberty to affix and maintain without interference upon any external part of the Premises a notice stating that the Premises are to be let or to be sold and such other information in connection therewith as the Landlord shall reasonably require.

               (b) To permit the Landlord and its other tenants and all persons authorised by the Landlord to have the free and uninterrupted use (in common with the Tenant) of all gas and water pipes electricity and other wire flues and drains in through and under the Premises.

        (14) On receipt of any notice from the Landlord or its authorised representatives specifying any works or repairs which are required to be done by the Tenant in respect of the Premises and which are the responsibility of the Tenant hereunder, forthwith to put in hand and execute the same with all possible dispatch and without any delay.

        (15) If the Tenant shall at any time make default in the performance of any of the terms and agreements herein contained for or relating to the repair decoration treatment preservation protection or condition of the Premises, then to permit the Landlord and all persons authorised by the Landlord to enter upon the Premises and repair decorate treat preserve protect and make good the same at the expense of the Tenant (but no such entry repair decoration treatment preservation protection and making good shall prejudice the Landlord's right of re-entry under the provisions hereinafter contained) and to repay on an indemnity basis to the Landlord on demand the cost of such repair decoration treatment preservation protection and making good including surveyor's and solicitor's fees and charges incurred by the Landlord in respect thereof.

        (16) Not to do or suffer anything to be done on the Premises which may injure the image of the Building as first class commercial center and to keep the Premises

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               open for business at all reasonable times of the year during the normal business hours. Without prejudice to the generality of the foregoing any suspension of the Tenant's business for a period of more than 7 consecutive days all of which not being bank or public holidays or otherwise without the prior consent of the Landlord (such consent not to be unreasonably withheld or delayed) shall constitute a material breach of this provisions entitling the Landlord to determine this Agreement and to regain possession of the Premises.

        (17) To load and unload goods and food and food containers only at such times and through such entrances and by such service lifts (if any) as shall be reasonably designated by the Landlord for this purpose from time to time.

        (18) To give notice to the Landlord or its agents of any damage that may be suffered to the Premises and of any accident to or patent defects in the water pipes, gas pipes (if any) electrical wiring or fixtures or other facilities provided by the Landlord provided always that the said facilities of and in the Premises shall be maintained at the Tenant's costs.

        (19) To pay to or reimburse to the Landlord the reasonable cost of any damage caused to any part of the common areas of the Building occasioned by the Tenant, his licensees, employees, agents or contractors or any other person claiming through or under the Tenant.

        (20) To observe and perform the covenants terms and conditions contained in any Government Lease or Conditions and the Deed of Mutual Covenant (if any) under which the Landlord holds the land on which the Building is erected from the Government and the provisions of the Government Lease or Conditions and the Deed of Mutual Covenant (if any) shall in so far as the same relate to the Premises shall be deemed to be incorporated herein.

        (21) To observe perform and comply with all ordinances, Regulations, By-laws and rules and all lawful requirements of Government in force from time to time or the amendments thereof in connection with the Premises or the Tenant's business therein and in particular but without limiting the generality of the foregoing to comply with all the provisions of the Fire Service Ordinance, Cap.95 and the regulations made thereunder and any statutory re-enactment or modification

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               thereof.

        (22) To observe and to comply with the Tenant Handbook and Building Rules or other regulations or requirements stated in notices or announcements from time to time made, issued or amended by the Landlord or its agent or the Manager of the Building for the maintenance and management of the Building including the time and arrangement for operating the equipment, escalators, lighting and the use of the entrance and passage ways.

        (23) Not to block up darken or obstruct or obscure the windows of the Premises without first having obtained the express written consent of the Landlord which consent may be given subject to such conditions as the Landlord may in its absolute discretion think fit.

        (24) Not to use or permit or suffer the Premises or part thereof to be used for any purpose other than those stipulated in Part IV of the First Schedule of this Agreement and without prejudice to the foregoing to obtain any license approval or permit required by any Government or other competent authority in connection with the Tenant's use or occupation of the Premises prior to the commencement of the Tenant's business and to maintain the same in force during the currency of this tenancy and to indemnify the Landlord against the consequences of a breach of this provision. For the avoidance of doubt, the Landlord gives no warranty as to the fitness of the Premises for the specific purposes aforesaid.

        (25) Not to use the Premises or allow the same to be used for any illegal or immoral purpose.

        (26) Not to do or permit to be done in or upon the Premises or in or upon the Building or any part thereof anything which may be or become a nuisance or annoyance or cause damage or disturbance to the Landlord or to any of the other tenants of the Building or the persons visiting the same.

        (27) Not to use the Premises as sleeping quarters or as domestic premises within the meaning of any ordinance for the time being in force or the amendments thereof from time to time.

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        (28)   Not to produce or suffer or permit to be produced at any time in the Premises any music or noise (including sound produced by broadcasting from television, radio, tape recorders or any other equipment or instrument capable of producing or reproducing music and noise) which may reasonably be regarded as a nuisance or annoyance or cause damage or disturbance to or complaint from the Landlord or to any of the other occupants or tenants of the Building.

        (29) Not to use the Premises for the manufacture, storage of goods or merchandise other than for the purposes of the business of the Tenant, nor to keep or store or cause or permit to be kept or stored any arms, ammunition, gun-powder, salt-petre, kerosene or other explosive combustible substance or any goods contrary to the provisions of the Dangerous Goods Ordinance or any amendment thereto or enactment replacing the same and the Regulations applicable thereto.

        (30) Not to prepare or permit or suffer to be prepared any food in the Premises save and except to heat up food and/or snacks in the Premises and not to cause or permit any offensive or unusual odors to be produces upon, permeate through or emanate from the Premises.

        (31) Not to make any alteration or addition of any kind to the external parts of the Premises without the prior written consent of the Landlord.

        (32)   (a)    Except with the consent of the Landlord as aforesaid, not
                      to make or permit any alterations or additions and not to put up any fixtures, partition or to erect on any part of the Premises nor to pull down, alter or remove any portions of the doors windows partitions fixtures and fittings thereon nor to make any alternations in the architectural features or facing or to the electrical installation or wiring thereof nor to install any air-conditioning unit, plant, apparatus or machinery nor to cut maim injure damage mark or deface or permit or suffered to be cut maimed injured or damaged marked or defaced any structures, fixtures, decorations and installations within the Premises or outside the Premises including air-conditioning units, cloakroom, service pantries, halls, passages, staircases, drainage, wells, walls, ceilings, and to pay on demand to the Landlord the cost and expenses reasonably incurred by the Landlord in repairing making good such damage or cleaning the same. At the expiration or sooner

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                      determination of this Agreement all such alternations,
                      decoration or partitions so erected or installed by the Tenant shall at the option of the Landlord become the property of the Landlord without payment of any compensation to the Tenant. If the Landlord decides not to exercise the option, the Tenant shall at his own expense remove all such alternations, decoration or partitions so erected or installed by the Tenant and restore the Premises to their original tenantable state and make good all damages caused by such removal.

               (b) In carrying out any approval work in accordance with the provisions of this clause the Tenant, his servants agents contractors and workmen shall obey and comply with all instructions and directions which may reasonably be given by the Landlord or other authorised representative in connection with the carrying out of such work.

               (c) Any fees or expenses reasonably incurred by the Landlord in connection with the giving of consent hereunder shall be borne by the Tenant.

               (d) Not to make any alterations or additions to the electrical and mechanical installation, air-conditioning ducting, the plumbing and drainage system and sprinkler system of the Premises unless and until the same shall first be approved by the Landlord (such approval not to be unreasonably withheld or delayed). The Tenant shall bear such consultation fees as may be reasonably charged by the Landlord's consultants in respect of such approval and further the Tenant shall at its reasonable expense employ the consultants and the contractors as approved by the Landlord (such approval not to be unreasonably withheld or delayed). The Tenant shall bear such consultation fees as may be reasonably charged by the Landlord's consultants in respect of such approval and further the Tenant shall at its reasonable expense employ the consultants and the contractors as approved by the Landlord (such approval not to be unreasonably withheld or delayed) to carry out such approved alternations or additions and upon determination of the tenancy if upon being reasonably required by the Landlord the Tenant shall forthwith also employ such consultants and contractors at his own reasonable expense to remove all such alternations and additions.

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        (33)   Not without the prior written approval of the Landlord (which approval shall not be unreasonably delayed or withheld) to drive or insert or permit or suffer to be driven or inserted any nails, screws, hooks, brackets or similar articles into the ceiling, doors, walls, window, beams or floor of the Premises.

        (34) To reimburse to the Landlord or its agent the reasonable cost of making good replacing or removing any air-conditioning units or sprinkler system or other part of such apparatus or installation within the Premises which is damaged or rendered defective by the Tenant and which the Tenant fails to make good replace or remove within a reasonable time.

        (35) Not to install any electrical wiring in the Premises or any part thereof without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed) and in accordance with the provisions hereof and in carrying out the work to the electrical installation and/or wiring the Tenant shall use only a contractor previously approved by the Landlord in writing for the purpose (such approval not to be unreasonably withheld or delayed).

        (36)   (a)    Not to exhibit, affix, put up, or display within or on the exterior of the Premises or upon any part of the Building adjoining the Premises or to or through any windows thereof any sign or sign board, neon illumination decoration, shutter, grill, notice or notice board, advertisement or any other articles or thing whatsoever whether illuminated or not which may be visible from outside the Premises unless the size and design are first approved in writing by the Landlord (such approval not to be unreasonably delayed or withheld) but the Landlord shall be entitled to impose conditions and request for payment of fees for granting such approval and the Landlord shall have the right to remove at the reasonable cost and expenses of the Tenant any signboard, sign decoration or thing which shall be affixed put up exhibited or displayed without the prior approval of the Landlord.

               (b) Not to display any name-plate or signboard other than that of the Tenant at the entrance to the Premises, the size and position of such name-plate or signboard shall be subject to the approval of the Landlord (such approval not to be unreasonably withheld or delayed). To pay the Landlord or its

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                      agents upon demand the reasonable cost of affixing,
                      repairing, altering or replacing as necessary the Tenant's name and/or the trade name of the Tenant as set out in
                      Part IV of the First Schedule hereto on the Director Board (if any) provided by the Landlord.

        (37) Not without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed), to alter the existing locks, bolts and fittings on the entrance doors to the Premises, nor to install any additional locks, bolts or fittings thereon.

        (38) Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes, packaging or other obstruction of any kind of nature of the entrances, staircases, landings, passages, lifts, lobbies or other parts of the Building in common use and not to leave rubbish or any other article or thing in any part of the Building not in the exclusive occupation of the Tenant. In addition to any other remedies the Landlord may have hereunder in the event of the Tenant acting in breach of this Clause, the Landlord or its servants may with or without any prior notice to the Tenant remove and dispose of the objects causing such obstruction at the sole risk of the Tenant and prior to the same being returned to the Tenant the Tenant shall pay the Landlord's reasonable expenses for removing and disposing the same.

        (39) Not to lay install affix or attach any wiring, cables or other article or thing in or upon any of the entrances, staircase, landings, passageways, lobbies or public areas.

        (40) Not to sign underlet or otherwise part with the possession of the Premises or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Premises or any part thereof (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith surrender and vacate the Premises upon receipt of notice to that effect from the Landlord. This tenancy shall be personal to the Tenant

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               named herein and without in any way limiting the generality of the foregoing the following acts and events shall, unless previously approved in writing by the Landlord be deemed to be breaches of this Clause:

               (a) In the case of a tenant which is a partnership the taking in of one or more new partner whether on the death or retirement of an existing partner or otherwise.

               (b) In the case of a tenant who is an individual (including a sole surviving partner or a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual.

               (c) In the case of a tenant which is a corporation, any reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control hereof.

               (d) The giving by the Tenant of a Power of Attorney or similar authority where the donee of the Power obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same.

               (e) The change of the Tenant's business name without the previous written consent of the Landlord which consent shall not be unreasonably withheld or delayed.

        (41)   (a)    Not to keep or permit of suffer to be kept any animals or
                      pets inside the Premises and to take all such steps and precaution to the satisfaction of the Landlord to prevent the Premises or any part thereof from becoming infested by termites, rats, mice, roaches or any other pests or vermin.

               (b) At every interval of three months or at such period as may be agreed between the parties to engage a pest control company as duly approved by

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                      the Landlord to inspect and examine the Premises against
                      pest and to pay for all expenses incurred in the inspection for and the extermination of the pest.

        (42) Not to permit any touting or soliciting for business or distributing of any pamphlets, notices or advertising matter to be conducted outside or near the Premises or in any part of the Building by any of the Tenant's servants, agents or licensees.

        (43) Not to move any safe, heavy machinery, equipment or fixtures (except usual office equipments) in and out of the Building or install or permit or suffer to be installed in the Premises any such safe, heavy machinery, equipment or fixtures (except usual office equipments) without first obtaining the Landlord's written consent (such consent not to be unreasonably withheld or delayed). The intention being that no weight shall be imposed in any part of the flooring in excess of that for which was designed. The Landlord shall be entitled to prescribe the maximum weight and permitted location in such safe, heavy machinery, equipment or fixtures. The Tenant shall keep the Landlord indemnified against all damages sustained by any person or property and of any damages or moneys paid out by the Landlord in settlement of any claim or judgment as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the Premises or the Buildings and its appurtenances resulting from movement of any safe, heavy machinery, equipment or fixtures of the Tenant.

        (44) Not to erect affix install or attach in or on or at the door or doors or entrance or entrances of the Premises any metal grille or shutter or gate which shall in any way contravene the regulations of the Fire Services Department or other competent authority concerned from time to time in force and/or which may in any way impede the free and interrupted passage over through and along any of the entrances, staircase, landings, passages, lifts, lobbies or other parts of the Building in common use. The design color and installation of any metal grille or shutter or gate shall be subject to the prior written approval of the Landlord (such approval not be unreasonably withheld or delayed).

        (45) To quietly yield up the Premises including all the Landlord's fixtures and fittings therein (if any) in good clean and tenantable condition fair wear and tear excepted in accordance with the stipulations herein contained and to the satisfaction of the Landlord or the Landlord's representatives notwithstanding any rule of law or equity to the contrary Provided That all the Tenant's fixtures, fittings, additions, partitioning plants or equipment put up or installed by the Tenant whether with or without the Landlord's consent shall, if so required by the Landlord be removed by and at the expiration or sooner determination of this tenancy and in such event the Tenant shall make good any damage in a good and workmanlike manner all damage caused by such removal and dismantlement And thereupon to surrender to the Landlord all keys giving access to all parts of the Premises held by the Tenant and to remove at the Tenant's expense all lettering and characters from all the doors, walls, or windows of the Premises and make good any damage caused by such removal and dismantlement at the expiration or sooner determination of this tenancy. If the Tenant shall make any default in complying with this clause, it shall be lawful for the Landlord (but without prejudice to the Landlord's other rights against the Tenant under this Lease) to remove and dismantle at the expense of the Tenant such fixtures, fittings, additions, machinery, lettering and characters and the expense of such removal and dismantlement shall be a debt owed by the Tenant to the Landlord and the Landlord shall be entitled to deduct such expense from the deposit maintained by the Tenant shall pay to the Landlord any shortfall therefore on demand.

        (46) Not to affix to the external part of the Premises or the Building or any part thereof any aerial or similar apparatus.

        (47) Not to name or include in the name of the business or company operated by the Tenant the name of "No. 238 Nathan Road" or any name similar thereto and not at any time to change the name of the business or company to include any such name as aforesaid.

        (48) Not to conduct or permit any auction fare bankruptcy close out or similar sale of things or properties of any kind to take place on the Premises.

3.      The Landlord hereby covenants with the Tenant as follows:

        (1) That the Tenant paying the rent and other charges hereby stipulated and observing the stipulations herein contained and on the Tenant's part to be observed and performed shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming under or in trust for it.

        (2) To pay the Property Tax in respect of the Premises during the Term.

        (3) To pay for all capital expenses and expenses of a non-recurring nature in respect of the Premises and to be responsible for the repair and maintenance of the main structure of the Premises PROVIDED THAT the Landlord shall not be liable to the Tenant under this Clause unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take any action after the lapse of a reasonable time from the date of serve of such notice.

4.      PROVIDED ALWAYS and its is hereby expressly agreed as follows:

        (1) If the rent and other charges hereby stipulated or any part thereof shall be unpaid for fifteen days after becoming payable (whether legally demanded or not) or if the Tenant its servants agents shall fail or neglect to perform or observe any of the terms or conditions herein contained and on the Tenant's part to be performed or observed or if the Tenant or other person in whom for the time being the term of tenancy shall be vested shall become bankrupt or in the case of a limited company shall go to liquidation or a petition in bankruptcy against the Tenant, or a petition for the winding up against the Tenant if it is a limited company, shall have been filed or if the Tenant shall enter into any composition or arrangement with creditors or shall suffer execution to be levied on the Tenant's goods then and in any of the said cases it shall be lawful for the Landlord at any time thereafter with or without notice being given to the Tenant to determine this Agreement and to re-enter upon the Premises or any part thereof in the name of the whole but without prejudice to any right of action of the Landlord in respect of any breach by the Tenant of any of the terms and/or conditions herein contained. If the Landlord elects to give notice to the Tenant then a written notice served by the Landlord on the Tenant or left at the last known registered office or other address of the Tenant or at the Premises to the effect that the Landlord thereby exercises the power of determination and/or re-entry hereinbefore contained shall be a full and sufficient exercise of such power notwithstanding any statutory or common law provision to the contrary. Without prejudice to other rights and remedies of the Landlord hereunder, the Landlord is entitled to charge and the Tenant shall pay interest on the said arrears of rent or outstanding amount of rates, management fees and all outgoings thereof at the best lending rate of The Hong Kong and Shanghai Banking Corporation plus five per cent per annum from the date the same are due until payment. All costs and expenses incurred by the Landlord in demanding the rent and other said charges (if the Landlord elects to demand) with a view to exercising the said rights or remedies or attempting to do the same shall be repaid by the Tenant on a full indemnity basis and shall be recoverable from it as a debt PROVIDED ALWAYS THAT the Landlord shall be under no obligation to demand the rent or other said charges or to serve the said notice before the Landlord exercises the said rights and remedies.

        (2) Not without the prior written consent of the Landlord (which may be given subject to conditions and payment of Landlord's approval costs) to install additional air-conditioning plant machinery or equipment in the Premises ("the said additional air-conditioning plant") and in any event no air-conditioning plant machinery or equipment (including in particular cooling powers) or any part thereof shall be installed or extended outside the Premises and/or the external walls of the Building or any part thereof. Any application for consent under this Clause shall be supported by plans showing the location and size of the said additional air-conditioning plant and the approval from the relevant Government Authority for such installation (if necessary); in such case, the Tenant shall install its own electricity and water meters for the said additional air-conditioning plant (if necessary) and shall pay all charges for electricity and water consumed in respect of the said additional air-conditioning plant PROVIDED THAT the Tenant shall upon the expiration or sooner determination of this Agreement retain the said additional air-conditioning plant if the Landlord so wishes without payment of any compensation or forthwith remove such additional air-conditioning plant and all associated structures, parts and works whatsoever and make good all damage and injury caused to the Premises or any part thereof as a result of such removal at the Landlord's sole discretion and demand and at the expense in all respects of the Tenant and if the Landlord shall be at liberty to deduct from the deposit(s) paid hereunder the cost of such removal and any shortfall thereof shall be recoverable as a debt from the Tenant by the Landlord.

        (3) Acceptance of rent or other cots or charges by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach by the Tenant of any of its obligations under this Agreement.

        (4) The Tenant shall insure and keep adequately insured the Premises against any fire, third party's or Public Liability claim. The Tenant shall not do or permit to be done anything whereby the policy or policies of insurance on the Premises against damage by fire or against claims by third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premia the Building (if any) and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this Clause by the Tenant or its agent, contractors or licensees.

        (5)    (a)    The Landlord shall not be under any liability whatsoever
                      to the Tenant in respect of any damage sustained by the Tenant in respect of any damage sustained by the Tenant caused by the suspension of the lift or escalator service or the defective working thereof or through or in any way owing to the overflow of water and/or sewage from any premises or any part of the Building but nothing herein shall be deemed to restrict the Tenant's rights to proceed against any other party for the damage occasioned thereby.

               (b) The Tenant shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any loss and damage by fire to any person whomsoever caused by or in any way owing to the negligence of the Tenant.

               (c) The Tenant shall fully and effectually indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made against the Landlord in respect of any damage to any person or property whosoever caused by the overflow of water sewage or effluent from the Premises caused by or in any way owing to the negligence of the Tenant.

        (6) The Tenant further agrees that if any damage is caused to the Landlord or to any person whomsoever directly or indirectly through any defective or damaged condition of any part of the interior of the Premises (including doors windows and Landlord's fixtures therein) (save and except defects of an inherent or latent or structural nature) the Tenant shall be wholly responsible therefore and shall make good the same by payment or otherwise and shall fully and effectually indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord by such person in respect thereof.

        (7) If the Premises or any part thereof shall be destroyed or damaged by typhoon fire or force majeure (not attributable directly or indirectly to any act or default of the Tenant) as to be uninhabitable or if at any time during the continuance of this tenancy the Premises shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises the rent hereby stipulated or a proportionate part thereof according to the damage sustained or order made shall cease to be payable from the time when the Premises shall cease to be habitable or the order shall be made until the Premises shall gain be fit for habitation and use and accessible PROVIDED THAT the Landlord shall be under no obligation to repair or reinstate the Premises or any part thereof so destroyed or damaged and PROVIDED FURTHER THAT should the Premises not have been reinstated in the meantime either the Landlord or the Tenant may at any time after two months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such damage or destruction or other but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of covenant or of the Landlord in respect of the rent herein reserved until the coming into effect of the suspension. For the avoidance of doubt, it is hereby agreed that under no circumstances whatsoever and howsoever arising the Landlord shall be responsible to reinstate the Premises or to render the same fit again for habitation and use.

        (8) Any notice required to be served hereunder shall be sufficiently served on the Tenant if delivered to it by post or left addressed to it at its last known address in Hong Kong or at the Premises or any part thereof. Any notice required to be served hereunder shall be sufficiently served on the Landlord if delivered to it by post or left addressed to it at its place of business in Hong Kong. A notice sent by post shall be deemed to have been received by the Tenant or the Landlord as the case may be at the time when in due course of post it would be delivered at the address to which it is sent.

        (9) For the purpose of Part III of the Landlord and Tenant (Consolidation) Ordinance (Cap. 7) and any amendment(s) thereto and for the purpose of those present the rent in respect of the Premises shall be deemed to be in arrear if not paid in advance at the time and in manner hereinbefore provided for payment thereof. All costs and expenses of and incidental to the distraint shall be paid by the Tenant on a full indemnity basis and recoverable from it as a debt.

        (10)   (a)    The Tenant shall on the signing of this Lease pay to and
                      shall maintain with the Landlord the deposit(s) as set out in Part III of the Second Schedule hereto being three months rent, three months management fees and three months central air-conditioning charges. The deposit(s) are paid to the Landlord to secure the due observance and performance by the Tenant of agreement obligations stipulations covenants terms and conditions herein contained and on the Tenant's part to be observed and performed. In the event the Tenant shall commit or suffer to be committed a breach of any of the terms and conditions herein or if the Tenant or another person in whom for the time being the term hereby created shall be vested shall become bankrupt or enter into any arrangements with creditors or suffer any prosecution in respect of the non-payment of any money due to the Government of Hong Kong Special Administrative Region then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this Lease shall absolutely determine in which event the deposit(s) shall be absolutely forfeited to the Landlord but without prejudice to any other right or remedy hereunder of the Landlord in respect of any breach of the terms and conditions herein contained and on the part of the Tenant to be observed and performed.
                      Notwithstanding the foregoing the Landlord may in any event at its option elect not to terminate this Lease but to deduct from the deposit(s) the amount of any rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements stipulations obligations or conditions. In the event of any deduction being made by the Landlord from the deposit(s) in accordance herewith or in the event of any increase in rent management fees and/or central air-conditioning charges and/or other outgoing in respect of the Premises during the currency of this Lease, the Tenant shall on demand by the Landlord give a further deposit or deposits equal to the amount so deducted or the amount required to maintain the deposit(s) at the total amount of three months' rent and three months' management fee and three months' central air-conditioning charge and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Lease as hereinbefore provided.

               (b) If at the expiry or sooner determination of the Term the Tenant shall have paid all the rents, and other charges due hereunder and if there shall be no breach of any of the agreements terms and conditions on the Tenant's part to be observed and performed the Landlord will repay to the Tenant the deposit(s) without any interest thereon within thirty days after the Tenant shall have given to the Landlord vacant possession of the Premises. If there shall be any rent or other charges and if there shall be any breach of any of the said agreements terms and conditions herein on the part of the Tenant and Landlord shall pay out of or apply the deposit(s) or such part thereof as shall be required towards remedying such breach in so far as this may be possible.

        (11) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry and/or determination herein contained shall be a full sufficient exercise of such power without actual entry on the part of the Landlord.

        (12) The Landlord shall at any time and from time to time during the term be entitled to name the Building with any such name or style or names or styles as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such names Provided that the Landlord shall give not less than three (3) months' notice in writing to the Tenant and the postal and all other relevant authorities to that effect and in respect thereof the Landlord shall not be liable in damages to the Tenant or be made a party to any other proceedings or for costs or expenses of whatsoever nature incurred by the Tenant as a result of such change.

        (13)   (a)    The Landlord reserves the right from time to time to
                      improve extend add to or reduce the Building or in any manner whatsoever alter or deal with the Building (other than the demised premises) including but not limited to increasing or reducing the number of shop and units in each floor of the Building to such number as the Landlord may in its absolute discretion think fit and the layout of the shop units and any other units in each floor of the Building and any other right of way, corridors and common areas in the Building and the Landlord shall not be liable for and the Tenant shall have no claim whatsoever against the Landlord in any event for any loss, damages or compensation whatsoever resulting directly or indirectly from the Landlord exercising such right PROVIDED that the Landlord shall use its best endeavour to have such works carried out and completed expeditiously causing the minimal disturbance to the Tenant's use of the Premises as reasonably possible.

               (b) The Tenant agrees that the Landlord reserves the right for its servants agents contractors and their respective employees to enter upon the Premises and any part of the Premises with all necessary equipment plant and materials for the purpose of carrying out renovation works to the whole Building or a substantial part thereof (if it is deemed necessary by the Landlord) and under no circumstances whatsoever shall the Tenant be entitled to claim any damages or compensation from the Landlord for any inconvenience noise or disturbance cause by such renovation works.

               (c) If the Landlord resolves to sell, demolish, re-build or refurnish the Building or a substantial part thereof (which intention shall be sufficiently evidenced by a copy of the Resolution of its Board of Directors certified by its Secretary to be a true and correct copy) then in such event the Landlord shall be entitled to give not less than 6 clear calendar months' notice in writing to expire at any time to terminate this Agreement, and immediately upon the expiration of such notice this Agreement shall terminate but without prejudice to the rights and remedies of either party against the other in respect of antecedent claim or breach of any of the covenants restrictions stipulations or conditions herein contained. Redevelopment and/or refurbishing for the purposes of this Clause shall mean the demolition of the whole Building or a substantial part or parts (but not necessarily a major part) thereof whether or not including any main walls exterior walls or roof of the Building and whether or not any part thereof is to be re-built or reconstructed in the same or any other manner.

        (14) Notwithstanding anything herein contained or implied to the contrary the Landlord may permit any person or organization to hold any functions or exhibition or display and merchandise in any part or parts of the common areas at such times and upon such terms and conditions as the Landlord may in its absolute discretion think fit PROVIDED that the Landlord shall ensure that none of such activities shall cause any inconvenience to the Tenant's use of the Premises.

        (15) Notwithstanding anything herein contained or implied to the contrary the Landlord may provide and install a public address system throughout the common areas and play relay or broadcast or permit any other person to play relay or broadcast recorded music or public announcement therein PROVIDED that the same shall not unreasonably cause any nuisance or annoyance to the Tenant.

        (16) The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever for the security or safekeeping of the Premises or any content therein and in particular but without prejudice to the generality of the foregoing the provision by the Landlord of watchmen and caretakers or any mechanical or electrical systems of alarm of whatever nature shall not create any obligation on the part of the Landlord as to the security of the Premises or any contents therein and the responsibility for the safety of the Premises and the contents thereof shall at all times rest with the Tenant nor shall the rent and other charges hereinbefore mentioned or any part thereof abate or cease to be payable on account of any of the foregoing (save and except the same is caused by or attributable to the act, neglect or default of the Landlord, its servants, agents or contractors) but subject to Clause 4(7) hereof.

5. Each party shall bear its legal costs of and incidental to the preparations of this Lease and the stamp duty and the registration fee (if appropriate) on this Agreement shall be borne and paid by the parties hereto in equal shares.

6. It is hereby declared that in the construction of these presents unless the contrary intention appears, words importing the masculine gender shall include feminine and neuter genders and words in the singular shall include the plural.

7. Subject to the provisions contained in the Third Schedule hereto, the Tenant shall have an option to renew this tenancy for the further term (if any) Provided in the Third Schedule hereto upon the expiration of the term hereby granted.

8. For the purpose of these presents any act default or omission of the agents, servants, contractors, workmen, visitors, members and guests of the Tenant shall be deemed to be the act default or omission of the Tenant.

9. The Tenant acknowledges that no fine premium key money or other consideration has been paid by the Tenant to the Landlord for the grant of this Lease.

10. This Lease sets out the full agreement between the parties hereto. No other warranties or representations have been made or given relating to the Landlord, the Tenant, the Building or the Premises, or if any warranty or representation has been made the same is hereby waived.

11. No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance, or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing, or subsequent default or breach, and no waiver by the Landlord shall be inferred from, or implied by, anything done or omitted by the Landlord unless expressed in writing, and signed by the Landlord. Any consent given the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

12. This Agreement is subject to all requisite consents being obtained by the Tenant from the Landlord. Any reasonable fees or expenses by the Landlord in connection with the giving of consents hereunder shall be borne by the Tenant.

13. If the Premises or any part(s) thereof are subject to any mortgage or charge or other encumbrance, the Landlord shall obtain and forward to the Tenant a copy, certified as true by a solicitor in Hong Kong Special Administration Region, of the written consent of the existing Mortgagee or Chargee (as the case may be) as the creation of this tenancy within 14 days from the date of signing hereof. If the Mortgagee or the Chargee (as the case may be) shall refuse to given the said consent, the Tenant shall have the right to terminate this Agreement at any time thereafter by serving written notice to that effect on the Landlord, whereupon this Agreement shall be treated as of no further force and effect except that the Landlord shall forthwith return to the Tenant all monies paid by the Tenant hereunder but without any interest or compensation.

14. The parties hereto further agree that they shall respectively be bound by and entitled to the benefit of the Special Conditions (if any) set out in the Fourth Schedule hereto.

15. This Agreement shall be governed by and construed in all respects in accordance with the laws of the Hong Kong Special Administrative Region. Each party hereto irrevocably submits to the non-exclusive jurisdictions of the courts of the Hong Kong Special Administrative Region.

                      THE FIRST SCHEDULE ABOVE REFERRED TO



                                     PART I

LANDLORD UPCENTRE INVESTMENTS LIMITED whose registered office is situate at 2nd Floor, No.15 Wang Chiu Road, Kowloon. (Company No.294148)

TENANT VIALTA.COM HONG KONG COMPANY LIMITED whose registered office is situate at Unit 1801, Westley Square, 48 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong. (Business Registration No.30974057-000-05-00-0)

                                     PART II

PREMISES All Those UNITS 1008-11 on the TENTH FLOOR, 238 NATHAN ROAD, Kowloon, Hong Kong ("the Building") erected on the Section A and the Remaining Portion of Kowloon Inland Lot No.1293, the Section A and the Remaining Portion of Kowloon Inland Lot No.1299 and Kowloon Inland Lot No.1298 ("the Land") which the Premises is for the purpose of identification only delineated and coloured Pink on the Plan annexed hereto.

                                    PART III

TERM For the term of two years from 3rd July 2000 ("the Commencement Date") to the 2nd July 2002 both days inclusive.

                                     PART IV

USER Restricted to the use as an office premises only and for no other purpose.

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                                     PART I

                               Particulars of Rent


RENT (exclusive of government rent, rates management and air-conditioning fees and all other outgoings) for the Term shall be as follows:

(a) DOLLARS FIFTY-ONE THOUSAND SEVEN HUNDRED TWENTY-SEVEN AND CENTS FIFTY ONLY ($51,727.50) Hong Kong Currency per calendar month payable in advance.

(b) Rent-Free Period: the first three months and 15 days from the Commencement Date shall be rent-free. During the Rent-Free Period the Tenant shall pay and discharge punctually the rates, Government rent, the management and air-conditioning fees and all other outgoings of an annual or recurring nature or at any time hereafter chargeable in respect of the Premises. The Tenant hereby acknowledges that any delay however occasioned either on the Tenant's part in submitting or resubmitting the proposed plans and specifications referred to in the Clause 2(5)(a) hereto or on the part of the Landlord in approving the same will not entitle him to any extension of the Rent-Free period hereunder.

                                     PART II

               Particulars of Management and Air-Conditioning Fees


HONG KONG DOLLARS TWELVE THOUSAND TWO HUNDRED TWENTY-SIX AND CENTS FIFTY ONLY (HK$12,226.50) per calendar month payable in accordance with the provisions of Clause 2(2) hereof.

1. At the date hereof, the total charge for and management and air-conditioning fees in respect of the Premises is HK$12,226.50 per calendar month but should such charges be increased or other charges legitimately be imposed in respect of the Premises then such increase or other charges so imposed shall be payable by the Tenant. The Tenant shall on signing this Agreement pay to the Landlord 3 months' management and air-conditioning fees deposit and thereafter during the term of this tenancy maintain the said deposit at a sum equal to 3 months' management and air-conditioning fees payable hereunder.

2.      (a)    The Landlord shall provide and maintain air-conditioning at all times during the normal business hours of the Premises but the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption in any of the services hereinbefore mentioned by reason of the necessary repair or maintenance of any installation or apparatus of any damage thereto or destruction thereof by fire water act of God or other cause beyond the Landlord's control or by reason of electrical mechanical or other defect or breakdown or faults or other inclement conditions or unavoidable shortage of fuel material water or labour (save and except the same are caused by or attributable to the act, neglect, or default of the Landlord, its servants, agents or contractors) and subject to clause 4(7) or any act omission or negligence of any contractor attendants watchmen or servants of the Manager in or about the performance or purported performance of any duty relating to the provision of such services by any of them.

        (b) If the Tenant shall require additional air-conditioning services outside the normal business hours of the Premises, the Tenant shall obtain prior approval from the Landlord and give to the Landlord not less than 2 days' notice in writing stipulating at what times the Tenant shall require additional air-conditioning supply. All costs and expenses so incurred shall be on Tenant's account payable at a rate to be determined by the Landlord's reasonable variation from time to time at the Landlord's reasonable discretion Provided Always that a minimum charge at the said rate calculated for 2 hours per day shall be paid by the Tenant on each time the Premises shall receive such additional air-conditioning supply. The terms of the deviation and additional air-conditioning supply shall be at the Landlord's reasonable discretion and the Tenant shall be required to sign the necessary undertaking before the provision of such addition air-conditioning.

        (c) The Landlord reserves the right to change the days and hours during which the air-conditioning system is operated in the Building. Unless and until otherwise changed the daily operating hours are from 8:30 a.m. to 6:30 p.m. for Mondays to Fridays (both days inclusive) and from 8:30 a.m. to 2:00 p.m. for Saturday ("the normal business hours") and no air-conditioning on Sundays and Public Holidays.

                                    PART III

                           Particulars of the Deposit

The Deposit (exclusive of rates and all other outgoings) comprises:

(I) The sum of HK$155,182.50 by way of rental deposit (being three months' rental); and

(ii) The sum of HK$36,679.50 by way of management and air-conditioning deposit (being three months' management and air-conditioning fees).

                      THE THIRD SCHEDULE ABOVE REFERRED TO

                                       N/A


                      THE FOURTH SCHEDULE ABOVE REFERRED TO

                               Special Conditions

1. The Landlord shall handover the Premises to the Tenant in "as is" condition and the Landlord shall provide standard amount of material for carpet and raise floor system to the Tenant at the sole determination of the Landlord.

2. The Tenant covenants with the Landlord that the Tenant will not use or permit or suffer the Premises or part thereof to be used for the purpose for the exhibition of China properties nor operating sole or major business of Karaoke box during the Term or any renewed term of this Tenancy Agreement.

3. The Tenant shall procure ESS TECHNOLOGY, INC., as principal obligor and not merely as surety to give an unconditional guarantee upon signing of this Agreement for full, prompt and complete performance and discharge by the Tenant of all of its obligations and liabilities under or arising out of or in connection with this Agreement. The guarantee is a continuing guarantee and shall remain in full force and effect until the obligations and liabilities of the Tenant under or arising out of or in connection with this Agreement have been fully performed or discharged.

        AS WITNESS the hands of the parties hereto or those of their duly authorised, representatives the day and year first above written.

SIGNED by Mr. Tony H. C. Lau,          )
one of its directors                   )   For and on behalf of
for and on behalf of the Landlord      )   UPCENTRE INVESTMENTS LIMITED
                                       )
whose signature(s) is verified by:     )   [SIGNATURE ILLEGIBLE]
                                           -----------------------------
                                                Authorized Signature


                          TSE YUEN MING
                               Solicitor to George Tung, Jimmy Ng &
                               Valent Tse, Solicitors, Hong Kong SAR



SIGNED by the Tenant's authorised      )   For and on behalf of
person, Mr. Chan Chi Yin               )   ViAlta.com, Hong Kong Company Limited
for and on behalf of the Tenant        )
                                       )   [SIGNATURE ILLEGIBLE]
whose signature(s) is verified by:     )   -----------------------------
                                                Authorized Signature

                          CHAN YIN CHUN
                        Solicitor, Hong Kong,
                        WAT & CO. SOLICITORS



RECEIVED on or before the day and year first above written
of and from the Tenant the sum of                            )   For and on behalf of
                                                             )   UPCENTRE INVESTMENTS LIMITED
HONG KONG DOLLARS ONE HUNDRED NINETY-                        )
                                                             )   [SIGNATURE ILLEGIBLE]
ONE THOUSAND EIGHT HUNDRED AND SIXTY-                        )   -----------------------------
                                                                      Authorized Signature

TWO ONLY being the above mentioned Deposits to be                 HK$191,862.00

paid by the Tenant to the Landlord


SIGNATURE VERIFIED BY:

                          TSE YUEN MING
                               Solicitor to George Tung, Jimmy Ng &
                               Valent Tse, Solicitors, Hong Kong SAR

                                        Dated the 2nd day of August 2000.






                                            UPCENTRE INVESTMENTS LIMITED


                                                       and


                                        VIALTA.COM HONG KONG COMPANY LIMITED



                                        ****************************************

                                                          LEASE

                                                           of

                                        All Those UNITS 1008-11 on the TENTH
                                        FLOOR, 238 NATHAN ROAD, Kowloon, Hong
                                        Kong erected on the Section A and the
                                        Remaining Portion of Kowloon Inland Lot
                                        No.1293, the Section A and the Remaining
                                        Portion of Kowloon Inland Lot No.1299
                                        and Kowloon Inland Lot No.1298.

                                        ****************************************




                                           GEORGE TUNG, JIMMY NG & VALENT TSE,
                                                       SOLICITORS,
                                                 6TH FLOOR, FUNG HOUSE,
                                            NOS.19-20 CONNAUGHT ROAD CENTRAL,
                                                       HONG KONG,
                                                   REF: VT/U-12405/00